UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 25, 2008
(Date of earliest event reported)

Access Integrated Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51910	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 25, 2008, Access Integrated Technologies, Inc. (the “Company”) announced that it will be changing its name to Cinedigm Digital Cinema Corp. and will begin doing business under the new name immediately.  On November 28, 2008, the Company announced that, effective immediately, it changed its trading symbol on The Nasdaq Global Market to CIDM in connection with the use of the new name.  On November 25, 2008 and November 28, 2008, the Company issued the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, each of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 25, 2008 of Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp.
99.2	Press Release dated November 28, 2008 of Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCESS INTEGRATED TECHNOLOGIES, INC.
By:	/s/ Brian D. Pflug
Brian D. Pflug Senior Vice President – Accounting & Finance (Principal Financial Officer)

Date:  December 1, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 25, 2008 of Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp.
99.2	Press Release dated November 28, 2008 of Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp.